UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                            SCHEDULE 14A INFORMATION

                     INFORMATION REQUIRED IN PROXY STATEMENT
                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X| Filed by a Party other than the Registrant Check the appropriate box:

|X|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        CORNERSTONE FINANCIAL CORPORATION
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required
|_| Fee Computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
     (5) Total fee paid:
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|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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




                        CORNERSTONE FINANCIAL CORPORATION
                        6000 Midlantic Drive, Suite 120S,
                          Mt. Laurel, New Jersey 08054

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 20, 2009

To Our Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Cornerstone Financial Corporation (the "Company"), the holding company for Cornerstone Bank (the "Bank") to be held on May 20, 2009 at 2:00 p.m. at the corporate headquarters of the Company, 6000 Midlantic Drive, Suite 120S, Mt. Laurel, New Jersey 08054.

         At the Annual Meeting, shareholders will be asked to consider and vote upon the following:

         1. The election of seven (7) directors to the Company's Board of Directors each to serve for the term described in the accompanying proxy statement;

         2. An Amendment to the Company's Certificate of Incorporation to classify the Board of Directors into three classes and to prevent removal of the Directors by shareholders without cause;

         3. An Amendment to the Company's Certificate of Incorporation to provide that approval of any merger, consolidation or sale of substantially all of the assets of the Company which has not been approved in advance by the Board of Directors of the Company will require the affirmative vote of 75% of the Company's outstanding shares of common stock and to further require an affirmative vote of 75% of the outstanding common stock to amend this super-majority voting provision;

         4. An Amendment to the Company's Certificate of Incorporation to require that any shareholder action taken by written consent rather than at a meeting be by unanimous consent;

         5. An Amendment to the Company's Certificate of Incorporation to setting the quorum for action by shareholders at a meeting at one-third (1/3) of the issued and outstanding shares;

         6. An Amendment to the Company's Certificate of Incorporation to provide for 1,000,000 shares of series preferred stock, the terms, conditions and designations of which may be set by the Board of Directors at the time of issuance;

         7. The approval of Cornerstone Financial Corporation 2009 Equity Compensation Plan; and

         8.       Such other business as shall properly come before the Annual
                  Meeting.

         The Board of Directors of the Company believes that the election of the nominees for director, and each of the other proposals are all in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each nominee for director, and "FOR" each proposal set forth in the Proxy Statement.


         Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Whether or not you expect to attend, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented.


                                             Very truly yours,

                                             /s/ George W. Matteo, Jr.

                                             George W. Matteo, Jr.
                                             Chairman of the Board of Directors





April 24, 2009
Mt. Laurel, New Jersey

     Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 20, 2009. Our Proxy Statement and Annual Report to Shareholders are also available on line at http://www._______________.com

                        CORNERSTONE FINANCIAL CORPORATION

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 20, 2009

           -----------------------------------------------------------


                       GENERAL PROXY STATEMENT INFORMATION

         This Proxy Statement is being furnished to shareholders of Cornerstone Financial Corporation (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of shareholders to be held on May 20, 2009 at 2:00p.m, at the corporate headquarters of the Company, 6000 Midlantic Drive, Suite 120S, Mt. Laurel, New Jersey 08054 (the "Annual Meeting").

         The approximate date on which this Proxy Statement and the accompanying proxy card are being mailed to the Company's shareholders is on or about April __, 2009.


Record Date, Outstanding Securities and Voting Rights

         The Board of Directors has fixed the close of business on April 20, 2009 as the record date (the "Record Date") for the determination of the holders of common stock entitled to receive notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 1,655,767 shares of common stock outstanding. Each share of common stock is entitled to one vote on all matters to be acted upon at the Annual Meeting.

         Shareholders of the Company are requested to complete, date and sign the accompanying form of proxy and return it promptly to the Company in the enclosed envelope. If a proxy is properly executed and returned in time for voting, it will be voted as indicated thereon. If no voting instructions are given, proxies received by the Company will be voted "FOR" approval of the Directors nominated for election and "FOR" each other proposal described in this Proxy Statement. With regard to any other matter properly presented at the Annual Meeting, the proxy will be voted in the discretion of the persons named in the proxy.

Revocability of Proxies

         Any shareholder who executes a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to the Company, by executing and delivering a substitute proxy to the Company or by attending the Annual Meeting and voting in person. If a shareholder desires to revoke a proxy by written notice, such notice should be mailed or delivered, so that it is received on or prior to the meeting date, to Keith Winchester, Secretary, Cornerstone Financial Corporation, 6000 Midlantic Drive, Suite 120S, Mt. Laurel, New Jersey 08054.


Solicitation of Proxies

         This proxy solicitation is being made by the Board of Directors of the Company and the cost of the solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile by officers, Directors and employees of the Company and/or the Bank, who will not be specially compensated for such solicitation activities.

                         SUMMARY OF THE PROXY PROPOSALS


         The following is a summary of certain information contained in this proxy statement. The summary is qualified in its entirety by the more detailed information appearing elsewhere in this Proxy Statement. You are urged to read the more detailed information appearing in this Proxy Statement before determining how to vote on the proposals described in this summary.


         What proposals are included in this Proxy Statement?


         The Board of Directors is asking shareholders to vote on several proposals: the re-election of the current Directors to serve for new terms on the Board of Directors, a series of amendments to the Company's Certificate of Incorporation which will make it more difficult for a third party to acquire the Company without the approval of the Board and which will give the Board additional flexibility in raising capital, and a new Equity Compensation Plan which will permit the Board to grant stock options or shares of restricted stock to members of management of the Company.


         How does the Board of Directors recommend that I vote on these proposals?


         The Board of Directors recommends that shareholders vote in favor of the Board's nominees for election to the Board of Directors, in favor of each of the proposed amendments to the Company's Certificate of Incorporation, and in favor of the Equity Compensation Plan.


         Why is the Board recommending the amendments to the Certificate of Incorporation?


         In general, the amendments will:

         o Provide that the Board of Directors will be separated into three classes, with only one class of Directors elected at each annual meeting, and with Directors serving for staggered terms of three years each;

         o Provide that Directors may not be removed by shareholders without cause;

         o Provide that approval of any merger, consolidation or sale of substantially all of the assets of the Company which has not been approved in advance by the Board of Directors of the Company will require the affirmative vote of 75% of the Company's outstanding shares of common stock;

         o Provide that any shareholder action taken by written consent, in lieu of a meeting, require the unanimous consent of all shareholders;

         o Reduce the percentage of outstanding shares required to constitute a quorum at any shareholders meeting to one-third (1/3) of the outstanding shares, from the current requirement of one-half (1/2) of the outstanding shares; and

         o Provide authorization for a new class of one million shares of series preferred stock, and grant the Board of Directors the authority to set the terms and conditions of the preferred stock at the time it is issued.

         The Board has recommended these proposals because the Board believes the amendments will position the Board to best protect the interest of long-term shareholders of the Company. In the past, community financial institutions in New Jersey have been the subject of unsolicited takeover proposals and pressure by activist shareholders to require a sale, regardless of whether the Board of the institutions believes that a sale is in the best interests of all the shareholders of the institution. The Board believes these proposals can be highly disruptive to a community-based financial institution, and frequently are not in the best interest of a company's long-term shareholders. The proposed amendments, while not prohibiting the takeover of the Company, will best position the Board to ensure that any proposed transaction benefits the Company's long-term shareholders, the communities served by the Company and its employees and other constituencies. The Board has not proposed the amendments in response to any particular proposal to acquire the Company.


         In the past, the Bank, as the predecessor to the Company, has had difficulty obtaining a quorum to conduct business at shareholders meetings. Soliciting shareholders to ensure the presence of a quorum, or adjourning a meeting to seek additional votes to constitute a quorum, may cause the Company to incur additional expense and delay shareholder action. To avoid this, the Board is asking shareholders to approve an amendment to the Company's certificate of incorporation to reduce the required quorum to one-third (1/3) of the Company's outstanding shares.


         The Board also believes that having the authority to issue shares of preferred stock without having to get prior shareholder approval of the specific terms and conditions will provide the Board with greater flexibility in quickly raising capital for the Company. Capital could be raised to permit the Company to take advantage of a particular business opportunity, expand a line of business, or continue to fund the Company's growth.


         Although the Board believes that the proposed amendments will best position the Board to act in the best interests of the Company's long-term shareholders, the proposed amendments could make it less likely that the Company will receive an unsolicited takeover proposal, or may make it more difficult for a third party to successfully undertake an acquisition of the Company, even if shareholders believe that the proposal is in their best interests.


         Why is the Board proposing a new Equity Compensation Plan?


         In 2000, the Board and shareholders of the Bank, as the predecessor of the Company, approved the A and B Stock Option plans (the "2000 Plans"). The Plans permit the granting of options to purchase up to 77,382 shares of common stock, or 4.7% of the Company's currently outstanding shares. All options authorized under the 2000 Plans have been granted, leaving the Company with no ability to provide equity incentives to attract and retain additional senior management. In addition, pursuant to the terms of the Company's Employment Agreement with our Chairman and CEO, George W. Matteo, Jr., we are obligated to grant Mr. Matteo certain stock options. The Company will be unable to fulfill this obligation unless the 2009 Equity Compensation Plan is approved. The Board of Directors believes that having the authority to grant equity compensation is a critical component of the Board's ability to attract and retain senior management, including board members, and is an important element in tying the interests of management with those of the shareholders.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The By-Laws of the Company provide that the number of Directors shall not be less than 5 nor more than 25 and permit the exact number to be determined from time to time by the Board of Directors. Currently, the Board has set the number of Directors at seven (7).

         The Board of Directors of the Company has nominated for election to the Board of Directors the persons named below. If elected, each nominee will serve until the 2010 Annual Meeting of Shareholders (except as may be modified by approval of Proposal 2) and until his replacement has been duly elected and qualified.

         The following table sets forth the names, ages, principal occupations, and business experience for all nominees, as well as their prior service on the Board. Each nominee is currently a member of the Board of Directors of the Company. Unless otherwise indicated, principal occupations shown for each Director have extended for five or more years.

                              NOMINEES FOR ELECTION

------------------------------------- ------- ------------------------------------------------ -----------------
                                                                                               TERM OF OFFICE
NAME AND POSITION WITH COMPANY        AGE     PRINCIPAL OCCUPATION FOR PAST FIVE YEARS         EXPIRES (1)

------------------------------------- ------- ------------------------------------------------ -----------------
George W. Matteo, Jr., Chairman,        53    President and Chief Executive Officer of the        1999-2010
President and                                 Bank since March 2006 and of the Company's
Chief Executive Officer                       since inception in 2008; Chairman of the Board
                                              of Directors since the Bank's
                                              inception in 1999 and the
                                              Company's inception in 2008.
                                              Equity partner in the law firm
                                              Wolf, Block, Schorr and
                                              Solis-Cohen LLP from 2005-2006;
                                              Mr. Matteo maintained an
                                              of-counsel relationship with Wolf
                                              Block from March 2006 through
                                              January 2007. Partner with the law
                                              firm Dilworth Paxson LLP.
------------------------------------- ------- ------------------------------------------------ -----------------
J. Mark Baiada                          61    President of Bayada Nurses,  Inc.;  Overseer of     1999-2010
                                              the  University  of   Pennsylvania   School  of
                                              Nursing.
------------------------------------- ------- ------------------------------------------------ -----------------
J. Richard Carnall                      70    Retired; formerly Chairman and CEO of PFPC          2004-2010
                                              Worldwide, Inc., a subsidiary of PNC Bank
                                              from 1987 until 2002.  From 1981 to 2002, Mr.
                                              Carnall was Executive Vice President of PNC
                                              Bank, National Association and held
                                              directorships with various PNC Bank-related
                                              entities from 1993 to 2002.  Mr. Carnall has
                                              served as a director of RBB Fund, Inc., a
                                              registered investment company since 2002.
------------------------------------- ------- ------------------------------------------------ -----------------
Gaetano P. Giordano                     53    President of Vincent Giordano Corporation,          1999-2010
                                              Philadelphia, Pennsylvania, since 1983.  Mr.
                                              Giordano also serves on the Board of Trustees
                                              of LaSalle University, located in
                                              Philadelphia, Pennsylvania.  Mr. Giordano
                                              serves as a director of a number of children's
                                              charitable organizations
------------------------------------- ------- ------------------------------------------------ -----------------


                                       5


------------------------------------- ------- ------------------------------------------------ -----------------
Robert A. Kennedy, Jr.                  53    President of the Kennedy Companies since 1986,      1999-2010
                                              a wholesale distributor of underground utility
                                              products, founded in 1973.  Mr. Kennedy serves
                                              as a Trustee of Our Lady of Lourdes Medical
                                              Center and the St. Joseph's Carpenter Society.
------------------------------------- ------- ------------------------------------------------ -----------------
Ronald S. Murphy                        59    President of Murphy's Markets of South Jersey,      1999-2010
                                              Inc., since 1978
------------------------------------- ------- ------------------------------------------------ -----------------
Bruce Paparone                          47    President of Paparone Corporation since 1995.       2000-2010
                                              Mr. Paparone has served as a
                                              trustee and director of Kennedy
                                              Health System since 1989.
------------------------------------- ------- ------------------------------------------------ -----------------


-------------------
(1) Includes prior service on the Board of Directors of the Bank prior to the formation of the Company, if applicable.

No Director of the Company is also a director of a company having a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Bank Act of 1940, except for J. Richard Carnall. Mr. Carnall serves as a director for RBB Fund, Inc., a registered investment company.

 The Company encourages all Directors to attend the Company's annual meeting. This is the Company's first annual shareholders meeting.

Required Vote

         DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING WHETHER IN PERSON OR BY PROXY.

Recommendation

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES SET FORTH ABOVE.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS
                                 AND MANAGEMENT



Security Ownership of Management

         The following table sets forth information as of March 31, 2009 regarding the number of shares of common stock beneficially owned by all Directors, executive officers described in the compensation table, and by all Directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the nominee living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the Director or executive officer can vest title in himself at once or within sixty
(60) days. Beneficially owned shares also include shares over which the named person has sole or shared voting or investment power, shares owned by corporations controlled by the named person, and shares owned by a partnership in which the named person is a partner.

                                     Shares of Common        Percent
                                    Stock Beneficially        of
         Name                              Owned(1)         Class(1)
---------------------               ------------------      ---------
Nominees for Director
George W. Matteo, Jr.                     66,617 (2)          3.97%
J. Mark Baiada                            55,750 (4)          3.37%
J. Richard Carnall                        24,155              1.46%
Gaetano P. Giordano                       89,332 (4)          5.35%
Robert A. Kennedy, Jr.                    31,675 (4)          1.90%
Ronald S. Murphy                          46,444 (4)          2.80%
Bruce Paparone                            43,799 (4)          2.60%
Executive Officers Who Are Not
Directors

Gene D'Orazio                              3,615 (3)             *
David T. Swoyer                            1,423 (3)             *

Directors and executive
officers as a group (9 persons)          362,810 (5)         21.33%
--------------------------
* Less than one percent

 (1) Beneficial ownership is based on 1,655,767 shares of common stock outstanding as of March 31, 2009. The securities "beneficially owned" by an individual and the percentage of ownership are determined in accordance with the regulations of the Securities and Exchange Commission and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power. A person is also deemed to beneficially own shares of common stock which such person does not own but has the right to acquire presently or within 60 days after March 31, 2009.
(2)  Includes 22,575 shares issuable upon exercise of options.
(3)  Includes 348 shares issuable upon exercise of options.
(4)  Includes 4,346 shares issuable upon exercise of options.
(5)  Includes 45,001 shares issuable upon exercise of options.

         There are no shareholders other than those set forth above who beneficially own 5% or more of the common stock of the Company.

Board of Directors and Committees

Meetings of the Board of Directors are held monthly and as needed. The Board of Directors held twelve (12) meetings in the year ended December 31, 2008. The Company's policy is that all Directors make every effort to attend each meeting. For the year ended December 31, 2008, each of the Company's Directors attended at least 75% of the aggregate of the total number of meetings of Board of Directors and the total number of meetings of committees on which the respective Directors served.

A majority of the Board consists of individuals who are "independent" under the Nasdaq listing standards. Shareholders wishing to communicate directly with the independent members of the Board of Directors may send correspondence to Cornerstone Financial Corporation, attn: Chair of Audit Committee, 6000 Midlantic Drive, Suite 120S, Mount Laurel, New Jersey 08054.

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics governing the Company's CEO and senior financial officers, as required by the Sarbanes-Oxley Act and SEC regulations, as well as the Board of Directors and other senior members of management. Our Code of Business Conduct governs such matters as conflicts of interest, use of corporate opportunity, confidentiality, compliance with law and the like. Our Code of Business Ethics is available on our website at http://cornerstonebanknj.com/

Committees

The Board of Directors has an Audit Committee and a Compensation Committee


Audit Committee. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and to establish, and assure the adherence to, a system of internal controls. It reviews and accepts the reports of the Company's independent auditors and federal examiners. The Audit Committee consists of Messrs. Paparone (Chair), Carnall, Giordano, and Kennedy. The audit committee does not currently have any member qualifying as an "audit committee financial expert" as that term is defined in SEC Regulation S-K Item 407(d)(5). The board believes that all members of the audit committee are financially literate and experienced in business matters. Like many small companies, it is not easy for the company to attract and retain competent and diligent board members, and competition for individuals qualifying as "audit committee financial experts" is significant. The board believes that the current audit committee is able to fulfill its role under SEC regulations despite not having a designated "audit committee financial expert". The Audit Committee has adopted a written charters, which is available at http://www.cornerstonebanknj.com.

Compensation Committee In 2008, the Compensation Committee consisted of Directors Giordano (Chair), Carnall, Murphy, Kennedy and Baiada. Each member of the Compensation Committee is independent, as such term is defined in the Nasdaq listing standards. The purpose of the Compensation Committee is to review senior management's performance and determine compensation, and review and set guidelines for compensation of all employees. The Compensation Committee does not delegate its authority regarding compensation. Mr. Matteo, our CEO, provides input to the Committee regarding the compensation of our executive officers. Currently, no consultants are engaged or used by the Compensation Committee for purposes of determining or recommending compensation. In 2008, the Compensation Committee met five (5) times. The Compensation Committee does not have a written charter.

Nomination of Directors. The Board of Directors does not have a standing nominating committee and the entire Board of Directors performs the function of a nominating committee to select persons to be nominated to serve as directors of the Company, and to fill vacancies as necessary. In connection with nominations, the full Board of Directors met once during 2008.

Because of the moderate size of the Board of Directors and the high proportion of directors who are independent, the Board of Directors believes that it is appropriate for the full Board of Directors to continue to perform the function of a nominating committee and that a standing nominating committee is not necessary. As there is no nominating committee, the Board of Directors does not have a charter addressing the director nomination process.

If a need for new directors should arise in the future, the Board of Directors would likely ask incumbent directors to identify potential candidates. To date, the Company has not engaged a third party to identify or assist in identifying or evaluating potential nominees. Pursuant to our Bylaws, the Board of Directors is required to provide written nominations for director to our Secretary at least thirty days prior to the date of the meeting at which directors are to be elected. The Board of Directors would consider recommendations for director nominations by shareholders that are received a reasonable time prior to such thirty day period and that include the name, age, address, principal occupation, prior business experience and background of the recommended individual and a written consent executed by the recommended individual stating that he or she desires to be considered as a nominee and, if elected, that he or she will serve as a director.

The Board of Directors will generally consider nominees for director recommended by shareholders in the same manner, and based on the same criteria, that the Board considers nominees for director recommended by members of the Board of Directors, by outside consultants or by other individuals or groups. However, the knowledge of one or more directors concerning a nominee may be a factor and members of the Board of Directors may have certain insights into the dynamics and chemistry of the Board of Directors that they may consider when evaluating any recommended candidate for director.


Audit Committee Report

The Audit Committee meets periodically to consider the adequacy of the Company's financial controls and the objectivity of its financial reporting. The Audit Committee meets with the Company's independent auditors and the Company's internal auditor, both of whom have unrestricted access to the Audit Committee.

In connection with this year's financial statements, the Audit Committee has reviewed and discussed the Company's audited financial statements with the Company's officers and KPMG, our independent auditors. We have discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, ("Communication with Audit Committees"). We also have received the written disclosures and letters from KPMG required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), and have discussed with representatives of KPMG their independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on form 10-K for the fiscal year 2008 for filing with the U.S. Securities and Exchange Commission.

J. Richard Carnall
Gaetano P. Giordano
Robert A. Kennedy, Jr.
Bruce Paparone, Chairman



                             EXECUTIVE COMPENSATION

     The following table sets forth compensation paid to the CEO and the two other most highly compensated executive officers of the Company earning in excess of $100,000 (the "named executive officers") as of the fiscal year ended December 31, 2008.

                             EXECUTIVE COMPENSATION

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Non-Qualified
                                                                           Non-equity       Deferred
   Name and Principal                                  Stock    Option   Incentive Plan   Compensation     All Other
        Position          Year   Salary     Bonus     Awards    Awards    Compensation      Earnings      Compensation      Total
                                   ($)       ($)        ($)     ($)(1)        ($)             ($)             ($)            ($)
------------------------------------------------------------------------------------------------------------------------------------
George W. Matteo, Jr.     2008   275,827  30,000(2)      -         -           -           41,031 (6)     20,962(3)(5)     367,820
Chairman of the Board,    2007   260,379      -          -         -           -               -           18,678 (3)      279,057
President and CEO
------------------------------------------------------------------------------------------------------------------------------------
Gene D'Orazio             2008   151,252      -          -      572(1)                     4,476 (6)     12,263 (4) (5)    168,563
Executive Vice President  2007   137,847    10,056       -      348(1)         -               -         10,614 (4) (5)    158,865
and Senior Credit Officer                                                  -

------------------------------------------------------------------------------------------------------------------------------------
David T. Swoyer           2008   146,423      -          -      572(1)         -            4,375(6)      10,003(4)(5)     161,373
Executive Vice President  2007   91,023       -          -      348(1)         -                          4,903(4)(5)      96,274
Chief Lending Officer
------------------------------------------------------------------------------------------------------------------------------------

(1) The amounts in the "Option Awards" column reflect the dollar amount recognized by us for financial statement reporting purposes under FAS 123(R) for the fiscal year ended December 31, 2008. Assumptions used in the calculation of these amounts are included in Note 15 to the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.
(2) Represents a signing bonus pursuant to the terms of Mr. Matteo's employment agreement dated January 10, 2008.
(3) Includes payments for an auto allowance and country club dues (4) Includes payments for an auto allowance
(5)  Includes the Bank's contributions under the Cornerstone Bank 401(k) Plan
(6) Includes payments under the Cornerstone Bank Nonqualified Deferred Compensation Plan (Deferred Compensation Plan") adopted January 1, 2008. Under the Deferred Compensation Plan, the Board designates those employees eligible to participate and receive contributions credited to an unfounded Plan Deferral Account equal to a percentage of such employees base salary.


         Matteo Employment Agreement. On January 10, 2008, we entered into an employment agreement with George W. Matteo, Jr., our Chairman, President and Chief Executive Officer. Under the Agreement, Mr. Matteo receives an annual base salary as determined from time to time by the Board, but no less than $262,500. Mr. Matteo is eligible to participate in any bonus plan implemented by us for executive employees, on terms no less favorable than those applicable to any comparable executive of the Company, or in a bonus plan specific to Mr. Matteo but which will be at least as favorable to Mr. Matteo as any plan applicable to any comparable executive employees. Under the Agreement, we also provide Mr. Matteo with certain fringe benefits, which in the aggregate will be not less favorable than those received by our comparable executive employees, include an automobile allowance and reimbursement for membership dues and other business-related expenses in accordance with our policy.

         The Agreement has a term ending on March 31, 2010, which will automatically renew for successive one (1) year terms unless (i) either we or Mr. Matteo gives written notice of termination at least sixty (60) days prior to the anniversary date of the then-current term, or (ii) the Agreement is terminated earlier in accordance with the termination provisions in the Agreement.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

         The following table sets forth information regarding outstanding stock option awards for each of our Named Executive Officers as of December 31, 2008.

-------------------------------------------------------------------------------------------------------------------
                                             Option Awards                                  Stock Awards
-------------------------------------------------------------------------------------------------------------------
Name                     Number of       Number of      Option         Option        Number of        Market
                        Securities      Securities     Exercise      Expiration      Shares or       Value of
                        Underlying      Underlying       Price          Date          Units of       Shares or
                        Unexercised     Unexercised       ($)                        Stock That      Units of
                          Options         Options                                     Have Not      Stock That
                            (#)             (#)                                        Vested        Have Not
                        Exercisable    Unexercisable                                    (#)           Vested
                                                                                                        ($)
-------------------------------------------------------------------------------------------------------------------
George W. Matteo, Jr.  22,575 (1)            -          $8.86 (1)   May 17, 2010         -              -
-------------------------------------------------------------------------------------------------------------------
Gene D. D'Orazio         522 (2)             -          $9.40 (2)  October 2, 2017      174          609 (3)
-------------------------------------------------------------------------------------------------------------------
David T. Swoyer          522 (2)             -          $9.40 (2)  October 2, 2017      174          609 (3)
-------------------------------------------------------------------------------------------------------------------

(1) Has been restated to reflect the 7.5% common stock dividend paid on May 15, 2008 and the 5% common stock dividend paid on May 15, 2007.
(2) Has been restated to reflect the 7.5% common stock dividend paid on May 15, 2008.
(3) Based on the last sale price of the Bank's common stock known on April 3, 2009 ($3.50 per share price)


         The Company maintains two (2) equity compensation plans, the 2000 A Stock Option Plan, and the 2000 B Stock Option Plan. Under these plans, the Company is authorized to issue options to purchase up to 77,382 shares of the Company's common stock, in the aggregate. All options authorized under these plans have been granted.

Potential Payments upon Termination or Change-in-Control

         We may terminate Mr. Matteo's employment "without Cause" (as such term is defined in the Agreement) upon giving thirty (30) days prior written notice to Mr. Matteo. Additionally, Mr. Matteo may resign for "Good Reason" (as such term is described below and more fully defined in the Agreement) upon giving written notice to us within forty-five (45) days after the event constituting Good Reason), provided that we have not cured such action constituting Good Reason within thirty (30) days after the event. For purposes of the Agreement, "Good Reason" includes, among other things, a reduction in title, authority, status or base salary, our failure to provide comparable benefits upon a Change in Control, or breach by us of a material provision of the Agreement. If Mr. Matteo resigns without Good Reason, he will be bound by a one year covenant not to compete with us, and a one year non-solicitation covenant with regard to our customers and employees.

         If Mr. Matteo is terminated by us without Cause or resigns for Good Reason, he will be entitled to receive for a period of the greater of eighteen
(18) months from the date of termination of employment or the remaining term of the Agreement, (i) the sum of (a) his base salary as of the termination of his employment (or prior to any reduction thereof preceding termination of employment), plus (b) a dollar amount equal to the average of the bonuses he received for each of the three preceding calendar years, and (ii) all life, disability and medical insurance and other normal benefits in effect during the two preceding calendar years, or if we are unable to provide such benefits, a dollar amount that will equal the after tax cost of obtaining such benefits.

         If Mr. Matteo is terminated without Cause after a "Change in Control" or resigns with Good Reason after a Change in Control, Mr. Matteo will be entitled to receive for a period of two years from the date of termination of employment, (i) the sum of (a) the highest base salary received by Mr. Matteo as of either the date of termination of his employment (or prior to any reduction thereof resulting in Good Reason for resignation) or any of the three immediately preceding calendar years, plus (b) a dollar amount equal to the highest bonus he received in any of the three preceding calendar years, and (ii) all life, disability and medical insurance and other normal benefits in effect during the two preceding calendar years, or if we are unable to provide such benefits, a dollar amount that will equal the after tax cost of obtaining such benefits. In addition if a change of control occurs and a change of control payment is provided to Mr. Matteo pursuant to the terms of the employment agreement and if the Internal Revenue Service finds that such payment constitutes an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, the company will increase such change of control payment to place Mr. Matteo in his original after tax position.

         Should a "Change in Control" (as defined in the Agreement) occur prior to the time when all of Mr. Matteo's non-qualified stock options have vested, such unvested options shall immediately vest upon such Change in Control.


Directors' Compensation


                                                      Director Compensation
                               Fees
                               Earned                            Non-Equity       Nonqualified
                               or Paid   Stock      Option     Incentive Plan       Deferred
                               in Cash   Awards     Awards      Compensation      Compensation        All Other
Name                            ($)(1)      ($)        ($)           ($)          Earnings ($)     Compensation ($)   Total ($)
----                            ---         ---        ---           ---          ------------     ----------------   ---------
J. Mark Baiada                                 -          -             -            2,400                  -          2,400
                                 -
J. Richard Carnall             3,600           -          -             -                 -                 -          3,600
Gaetano P. Giordano                            -          -             -            3,330                  -          3,330
                                 -
Robert A. Kennedy, Jr.                         -          -             -            3,600                  -          3,600
                                 -
Richard P. Meehan Jr. (1)                      -          -             -            2,700                  -          2,700
                                 -
Ronald S. Murphy                               -          -             -            3,300                  -          3,300
                                 -
Bruce Paparone                                 -          -             -            3,300                  -           3,300
                                 -
Kenneth H. Zekavat (1)                         -          -             -            1,800                  -          1,800
                                 -


(1) Messrs. Richard P. Meehan, Jr. and Kenneth H. Zekavat resigned from the Board of Directors during the third quarter of 2008 to devote more time to their personal businesses

         Our directors are not compensated for service on the Company's Board of Directors. We do compensate our directors for service on the Bank's Board of Directors. For each regular meeting attended in person, the Vice Chairman receives $400 and each other non-management director receives $300. The per meeting attendance fees are paid on a quarterly basis, unless the Director elects to participate in the Directors' Fee Deferral and Death Benefit Plan described below. We do not pay or accrue any fees to any director for attending meetings of committees of the Board of Directors. Directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and committees of the Board of Directors.

         In addition, we adopted, effective January 1, 2006, a Directors' Fee Deferral and Death Benefit Plan ("Director Plan"), which allows each non-employee director to elect to defer receipt of payment of some or all of his or her director fees into an unfunded Plan Deferral Account. All directors other then Mr. Carnell elected to defer their director fees in 2008. Pursuant to the prior election of each director participating in the Director Plan, at the end of each calendar year each director's Plan Deferral Account balance will be adjusted to reflect an earnings adjustment calculated as if the amount in the Plan Deferral Account were invested in either (1) an interest bearing account earning interest at the prime rate determined by the Board from time to time, or
(2) our common stock. Under the Director Plan, the designated beneficiary of each non-employee director will also be entitled to a death benefit of $75,000 in the event of his or her death while still serving as a director. Payment of this death benefit will be funded solely by one or more life insurance contracts obtained by us on the life of each participant. Accordingly, if a life insurance policy is not obtained then there will be no death benefit, or if a life insurance policy is obtained in an amount less than $75,000, then the amount of the death benefit payable shall be limited to the amount of proceeds paid under any such life insurance policy. The death benefit under the Director Plan is not a vested benefit and may be terminated at any time by amendment to the Director Plan.

Transactions with Management

         We expect to engage in banking transactions in the ordinary course of business with our shareholders, Directors and employees and their affiliates, including members of their families or corporations, partnerships or other organizations in which such shareholders, Directors and employees have a controlling interest.


                              INDEPENDENT AUDITORS

The Company's independent auditors for the fiscal year ended December 31, 2008 were KPMG. KPMG has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.

Principal Accounting Firm Fees

Aggregate fees billed to the company for the fiscal years ended December 31, 2008 and 2007 by the Company's principal accounting firm are shown in the following table.


                                          Fiscal Year Ended December 31
                                        -----------------------------------
                                              2008                2007
                                        ---------------     ---------------
Audit Fees                              $       92,663      $   $100,778
Audit-Related Fees                      $                   $       -
                                        ---------------     ---------------
Tax Fees                                        18,236           15,711
                                        ---------------     ---------------

Total Audit and Audit-Related Fees      $      110,899      $    116,489
All Other Fees                          $            -      $       -
                                        ---------------     ---------------
                                                                    -
Total Fees                              $      110,899      $    116,489
                                        ===============     ===============



                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

The Company believes that all persons associated with the Company and subject to
Section 16(a) have made all required filings for the fiscal year ended December 31, 2008.

                           OVERVIEW OF PROPOSALS 2 - 4

         The Board of Directors has unanimously approved and recommended that the shareholders of the Company approve certain proposed amendments to the Company's Certificate of Incorporation (the "Amendments"). The Amendments are discussed in detail below. In general, the Amendments provide (i) for a classified board of Directors; (ii) that Directors may not be removed by shareholders without cause; (iii) that the affirmative vote of 75% of the outstanding shares of common stock are required to approve a merger, consolidation or sale of substantially all of the Company's assets, unless such proposed transaction is approved by a majority of the Board of Directors, and further that any amendment to this super-majority voting provision require the approval of 75% of the outstanding shares of common stock; and (iv) that any shareholder action by written consent, in lieu of a meeting, will require unanimous written consent of the shareholders.

         In forming the Bank, the members of the Board of Directors envisioned a community-based institution that would serve the local communities surrounding its branches, while also providing a return to its shareholders. The Board of Directors has viewed, with increasing concern, the accelerating pace of consolidation in the banking industry, especially within New Jersey, as local, community-based institutions are purchased by multi-state bank holding companies, frequently headquartered outside of New Jersey. The Board believes that this consolidation and geographical dislocation have caused a reduction in the commitment of these institutions to their local community. The Board has also noted certain tactics employed by certain investors, including the accumulation of substantial holdings of common stock and proxy fights designed to force the Board of Directors to sell an institution, regardless of its long term business plan and prospects or service to its communities. The Board considers these tactics to be highly disruptive to a company, and considers the aim of these tactics to require a Board of Directors to satisfy the short term investment objectives of certain investors while ignoring the long-term prospects of the institution and the communities served by the institution. The Amendments are being submitted for stockholder approval in response to these activities. Although the Amendments will not prohibit any third party from acquiring the Company, they will help position the Board to act in the best interests of all of the Company's shareholders.

         A classified Board, together with the removal of Directors only for cause and super-majority voting, will help ensure some continuity of management of the business and affairs of the Company by making it more time-consuming for a substantial shareholder or shareholders to gain control of the Board or the Company without the consent of the incumbent Board, and provide the Board with sufficient time to review any proposal from the substantial shareholders. The supermajority voting provision is designed to provide an incentive to a third party to deal with the Board on any proposed significant transaction, thereby permitting the Board the ability to act in the best interests of all of the Company's shareholders and constituencies. The requirement that any actions taken by written consent, in lieu of a meeting, be by unanimous consent will ensure that a significant shareholder is not able to effect corporate action without the knowledge and involvement of all of the Company's shareholders.

         The Amendments are not being recommended in response to any specific effort of which the Company is aware to accumulate the common stock or to obtain control of the Company but rather are being recommended to assure fair treatment of the Company's shareholders in takeover situations.

         As more fully described below, the Board of Directors believes that the Amendments will effectively reduce the possibility that a third party could effect a sudden change in the majority control of the Board of Directors without the support of the incumbent Directors. However, the Amendments may have significant effects on the ability of shareholders of the Company to effect an immediate change in the composition of the Board of Directors and otherwise to exercise their voting power to affect the composition of the Board. Accordingly, shareholders are urged to read carefully the following portions of this section of the Proxy Statement and the relevant portions of the Exhibits hereto, which sets forth the full text of the Amendments, before voting on the Amendments.

                                  PROPOSAL 2
     APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION WITH RESPECT TO THE CLASSIFICATION OF THE BOARD AND PREVENTING REMOVAL OF
           DIRECTORS OF THE COMPANY BY THE SHAREHOLDERS WITHOUT CAUSE


         The proposed amendment to Article III of the Certificate of Incorporation provides that Directors will be classified into three classes, as nearly equal in number as possible, with the terms of office of one class expiring each year. One class of Directors, consisting of ________, ________, and ________, will hold office initially for a term expiring at the 2010 annual meeting; a second class of Directors, consisting of Directors ________ and ________ will hold office initially for a term expiring at the 2011 annual meeting; and a third class of Directors, consisting of Directors ________, and ________ would hold office initially for a term expiring at the 2012 annual meeting. At each annual meeting following this initial classification and election, the successors to the class of Directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected and qualified. In addition, the proposed amendment to Article III of the Certificate of Incorporation would provide that shareholders may only remove a Director for cause, which is demonstrated if the Director (i) is convicted of a felony; (ii) is declared by court order to be of unsound mind; or (iii) has been shown by clear and convincing evidence to have acted in bad faith to produce a gross abuse of trust. The form of the amendment is attached as Exhibit A hereto.

         The proposed classified board amendment will significantly extend the time required to effect a change in control of the Board of Directors and may discourage hostile takeover bids for the Company. Currently, a change in control of the Board of Directors can be made by shareholders holding a plurality of votes cast at a single annual meeting. If the Company implements a classified Board of Directors, it will take at least two annual meetings for a majority of shareholders to make a change in control of the Board of Directors, because only a minority of the Directors will be elected at each meeting.

         With regard to removal of Directors, New Jersey law states that Directors may be removed without cause by an affirmative vote of a majority of shareholders unless a corporation's certificate of incorporation provides otherwise. The Company's Certificate of Incorporation currently does not prohibit shareholder removal of Directors without cause. One effect of the proposed amendment may be to make it more difficult for holders of a majority of shares of common stock to remove Directors, should they deem it to be in their best interest to do so. In conjunction with the proposed classification of the Board, this amendment should render more difficult, and may discourage, an attempt to acquire control of the Company without the approval of the Board and the Company's management. The proposed amendment will make it impossible for someone who acquires voting control of the Company immediately to remove the incumbent Directors who may oppose such person and to replace them with Directors supporting their agenda, and will instead require such a person to demonstrate cause for removal of an incumbent Director or replace incumbent Directors as their terms expire over a period of up to three years.

Required Vote

         In order for the Amendment to be approved, the affirmative vote of a majority of the shares of common stock cast at the Annual Meeting is required.

         Unless marked to the contrary, the shares represented by the enclosed Proxy Card, if executed and returned, will be voted "FOR" approval of the Amendment.


Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT.

                                  PROPOSAL 3
             APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE
      OF INCORPORATION REQUIRING A 75% AFFIRMATIVE VOTE TO APPROVE CERTAIN
                             BUSINESS COMBINATIONS,

         New Jersey law requires the affirmative vote of a majority of the shares entitled to vote thereon for approval of a merger or consolidation. A corporation may provide in its certificate of incorporation for greater voting requirements to approve a merger or consolidation. The proposed addition of
Article X to the Certificate of Incorporation requires the affirmative vote of 75% of the outstanding common stock entitled to vote thereon to approve or authorize a merger, consolidation or disposition of all or substantially all of the Company's assets. However, the requirement for approval by 75% of the outstanding shares of common stock does not apply to any merger, consolidation or asset sale that has been approved by a majority of Directors prior to the vote of shareholders. In that case, the vote of a simple majority of a quorum of shareholders would be required to approve such a transaction.

         The proposed amendment also requires the affirmative vote of 75% of the outstanding shares of common stock to further amend Article X of the Certificate of Incorporation. The requirement of an increased shareholder vote will prevent a person holding or controlling a majority, but less than 75%, of the outstanding shares of common stock from avoiding the requirements of the proposed amendment by simply repealing it.

         The form of the amendment is attached as Exhibit B hereto.


Required Vote

         In order for the Amendment to be approved, the affirmative vote of a majority of the shares of common stock cast at the Annual Meeting is required.

         Unless marked to the contrary, the shares represented by the enclosed Proxy Card, if executed and returned, will be voted "FOR" approval of the Amendments.


Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT.

                                  PROPOSAL 4
   APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO
      REQUIRE SHAREHOLDER ACTION TAKEN BY WRITTEN CONSENT TO BE UNANIMOUS


          New Jersey law allows shareholders owning a majority of a company's common stock to take action by written consent, without a meeting of the shareholders, and without prior notice to other shareholders. A corporation may provide in its certificate of incorporation a requirement that all action taken by written consent must be unanimous. The proposed addition of Article XI to the Certificate of Incorporation would require the unanimous vote of all of the outstanding shares of common stock to approve any shareholder action without a meeting. The form of the amendment is attached as Exhibit C hereto.

         The purpose of this proposal is to ensure that one or more substantial shareholders are unable to effect a corporate action without the participation of, or notice to, the Company's other shareholders. Instead, shareholders wishing to take action would have to do so either unanimously or at a duly convened shareholders meeting. In this way, the Board and all other shareholders will have sufficient notice, time and information to determine whether the shareholder proposal is in the best interest of the Company.


Required Vote

         In order for the Amendment to be approved, the affirmative vote of a majority of the shares of common stock cast at the Annual Meeting is required.

         Unless marked to the contrary, the shares represented by the enclosed Proxy Card, if executed and returned, will be voted "FOR" approval of the Amendments.


Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT.

                                  PROPOSAL 5
             APPROVAL OF SETTING QUORUM AT ONE-THIRD THE ISSUED AND
                           OUTSTANDING SHARES OF STOCK

         The Board of Directors of the Company proposes to add Article XII to the Company's Certificate of Incorporation to reduce the minimum number of outstanding shares that are required to constitute a quorum to transact business from a majority to one-third (1/3) of the Company's outstanding shares of common stock. If this Proposal is approved, the Board of Directors intends to amend the Bylaws such that only 1/3 of the outstanding shares will be required to constitute a quorum for the transaction of business at regular or special meetings of the shareholders. The form of the amendment is attached as Exhibit D hereto.

         In the past, the Bank, as the predecessor to the Company, has experienced difficulties in obtaining a quorum at certain shareholder meetings. This has resulted in additional expense to solicit proxies and ensure that a quorum is present and that business may properly be conducted at the shareholders meeting. A reduction in the quorum requirement is intended to avoid such difficulties in the future, and ensure that the Company will not incur additional expense in obtaining a quorum.

         If Proposal 5 is adopted, the quorum requirement will reduce from a majority to one-third (1/3) of the outstanding shares of the Company entitled to vote. By reducing the quorum requirement, there will be a lower threshold to meet in order to hold a shareholders' meeting and take certain corporate actions that require shareholder approval, such as the election of directors. The proposed amendment will not directly change the approval requirements for shareholder votes, which will remain a majority of the shares voting for most matters. However, because a valid shareholder vote may take place with as little as one-third (1/3)of the Company's shares represented at a meeting, the actual number of shares required to vote in favor of a proposal may be lessened.

Required Vote

         In order for the Amendment to be approved, the affirmative vote of a majority of the shares of common stock cast at the Annual Meeting is required.

         Unless marked to the contrary, the shares represented by the enclosed Proxy Card, if executed and returned, will be voted "FOR" approval of the Amendment.


Recommendation


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT.

                                   PROPOSAL 6
              APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
      TO CREATE PREFERRED STOCK AND TO INCREASE THE AUTHORIZED COMMON STOCK


         The Board of Directors has unanimously approved and recommended that the shareholders of the Company approve a proposed amendment (the "Stock Amendment") to the Company's Certificate of Incorporation creating a new class of 1,000,000 authorized shares of Series Preferred Stock (the "Preferred Stock"). The Stock Amendment will provide the Board of Directors the authority to set the specific terms, rate of dividends, preferences and conditions of any Series of Preferred Stock upon its issuance, without further shareholder approval. The form of the amendment is attached as Exhibit E hereto.


         The Board does not have any current plans to issue shares of Preferred Stock, and adoption of Proposal 6 will not cause any current change to the Company's outstanding capitalization. However, the Board of Directors believes that having so-called "blank check" Preferred Stock authorized in the Company's Certificate of Incorporation will provide the Board with greater flexibility in raising capital for the Company, permitting the Company to take advantage of business expansion opportunities or changes in the market that may arise from time to time. The use of Preferred Stock may permit the Company to raise capital without diluting the voting interests or ownership interests of current holders of the common stock. Permitting the Board to set the terms, rates, conditions and preferences of any issuance of any series of Preferred Stock at the time the stock is issued, without further shareholder approval, will permit the Board the maximum flexibility and allow the Board to react to potentially changing market conditions or business opportunities which require capital. In certain situations, issuance of a series of Preferred Stock could hinder the ability of a third-party to take control of the Company.


Required Vote

         In order for the Stock Amendment to be approved, the affirmative vote of a majority of the shares of common stock cast at the Annual Meeting is required.

         Unless marked to the Contrary, the shares represented by the enclosed Proxy Card, if executed and returned, will be voted "FOR" approval of the Stock Amendment.


Recommendation

         THE BOARD OF DIRECTOS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PREFERRED STOCK AMENDMENT.

                                   PROPOSAL 7
                APPROVAL OF THE CORNERSTONE FINANCIAL CORPORATION
                          2009 EQUITY COMPENSATION PLAN

         The Board of Directors has approved for submission to the shareholders the Cornerstone Financial Corporation 2009 Equity Compensation Plan (the "Plan"), set forth as Exhibit F to this proxy statement. The Plan authorizes the Company to issue stock options or restricted stock to eligible participants. Stock options granted under the Plan may be incentive stock options or non-qualified stock options.

Introduction

         The Board of Directors firmly believes that management and employees should have an equity stake in the Company and that equity should be a significant part of management's compensation. The Board believes that this will ensure that the interests of management and the shareholders are closely aligned. Although shareholders have previously approved the 2000 A Plan and B Plan, those plans permitted the issuance of options to purchase up to 77,382 shares of common stock, or 4.7% of the Company's currently existing common shares. All options authorized under the existing plans have been granted, leaving the Board unable to use equity awards as an incentive to attract and retain management. In addition, under the terms of its employment agreement with Mr. Matteo, the Company is obligated to grant Mr. Matteo options to purchase 45,000 shares of common stock. The Company is currently unable to comply with this term. Therefore, the Board has unanimously recommended and submitted for shareholder approval the Plan. The Company believes that the Plan will improve the Company's ability to attract and retain talented management.

Types of Awards

         The Plan provides for the grant of incentive stock options ("ISOs"), non-qualified stock options and restricted stock awards.

Administration

         The Plans will be administered by the Board of Directors, which will have power to (i) designate the participants to receive awards, and (ii) determine the number of shares subject to each award, the date of grant and the terms and conditions governing the awards, including any vesting schedule. In addition, the Board is charged with the responsibility of interpreting the Plan and making all administrative determinations thereunder. Options granted under the Plans may be ISOs, subject to the requirements of the Code, or non-qualified options. In adition, grants of restricted stock may be made under the Plan.

Eligibility

         Management officials of the Company and/or the Bank, including employees, officers, non-employee directors, advisory board members and other service providers to the Company and/or are eligible to receive options under the Plans.

Shares Subject to the Plan

         The Plan covers awards of up to _________ shares of the Company's common stock. Under the Plan, the number and price of shares available for grant and the number of shares covered by stock options will be adjusted equitably for stock splits, stock dividends, recapitalizations, mergers and other changes in the common stock.

Term of Options

         Options granted under the Plan will have maximum terms of ten (10) years, subject to earlier termination of the options as provided by the Plan.

Exercise Price of Options

         Options granted under the Plan as ISO's are to be granted at an exercise price of not less than 100% of the fair market value of the Company's common stock on the date of the grant. However, if the optionee owns stock possessing more than 10% of the total combined voting power of all classes of the Company 's common stock, the purchase price per share of common stock deliverable upon the exercise of each option shall not be less than 110% of the fair market value of the common stock on the date of grant or the par value of the common stock, whichever is greater. All non-qualified options must have an exercise price of at least 100% of fair market value on the date of grant. Fair market value is to be determined by the Board of Directors in good faith.

Restricted Stock Awards

         Eligible participants chosen to receive restricted stock awards under the Plan will be granted shares of the Company's common stock, subject to forfeiture in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award.

Tax Consequences

         The options granted under the Plan should be considered as having no readily ascertainable fair market value at the time of grant because the options are not tradable on an established market. Because of this, for federal income tax purposes, no taxable income results to the optionee upon the grant of an option. If the option is an ISO, upon the issuance of shares to the optionee upon the exercise of the option, there is also no taxable income, assuming compliance with certain holding periods. Correspondingly, no deduction is allowed to the Company upon either the grant or the exercise of an ISO.

         If shares acquired upon the exercise of an ISO are not disposed of either within the two-year period following the date the option is granted or within the one-year period following the date the shares are issued to the optionee pursuant to exercise of the option, the difference between the amount realized on any disposition thereafter and the option price will be treated as a long-term capital gain or loss to the optionee. If a disposition occurs before the expiration of the requisite holding periods, then the lower of (i) any excess of the fair market value of the shares at the time of exercise of the option over the option price or (ii) the actual gain realized on disposition, will be deemed to be compensation to the optionee and will be taxed at ordinary income rates. In such event, the Company will be entitled to a corresponding deduction from its income, provided the Company withholds and deducts as required by law. Any such increase in the income of the optionee or deduction from the income of the Company attributable to such disposition is treated as an increase in income or a deduction from income in the taxable year in which the disposition occurs. Any excess of the amount realized by the optionee on disposition over the fair market value of the shares at the time of exercise will be treated as capital gain.

         The recipient of a non-statutory option realizes compensation taxable as ordinary income at the time the option is exercised or transferred. The amount of such compensation is equal to the amount by which the fair market value of the stock acquired upon exercise of the option exceeds the amount required to be paid for such stock. At the time the compensation income is realized by the recipient of the option, the Company is entitled to an income tax deduction in the amount of the compensation income, provided applicable rules pertaining to tax withholding are satisfied and the compensation represents an ordinary and necessary business expense of the Company. The stock acquired upon exercise of the option has an adjusted basis in the hands of the recipient equal to its fair market value taken into account in determining the recipient's compensation and a holding period commencing on the date the stock is acquired by the recipient. At the time the stock is subsequently sold or otherwise disposed of by the recipient, the recipient will recognize a taxable capital gain or loss measured by the difference between the adjusted basis of the stock at the time it is disposed of and the amount realized in connection with the transaction. The long term or short term nature of such gain or loss will depend upon the applicable holding period for such stock.

         A recipient of restricted stock under the Plans will not recognize taxable income upon the grant of a restricted stock award unless such recipient makes an election under Section 83(b) of the Code (a "Section 83(b) Election") to be taxed as if the underlying shares were vested shares. If the recipient makes a valid Section 83(b) Election within 30 days of the date of the grant, then such recipient will recognize ordinary compensation income, for the year in which the stock award is granted, in an amount equal to the fair market value of the common stock at the time the award is granted. If a valid Section 83(b) Election is not made, then the recipient will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the fair market value of the common stock at the time of such lapse. The participant will have a tax basis in the common stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

Upon the disposition of the common stock acquired pursuant to a restricted stock award, the recipient will recognize a capital gain or loss equal to the difference between the sale price of the common stock and the recipient's tax basis in the common stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year.

Amendment or Termination

         No options or restricted stock awards may granted under the Plan more than ten (10) years after adoption by the shareholders, but options or restricted stock awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the Plan.


Required Vote

         In order for the Plan to be approved, the affirmative vote of a majority of the shares of common stock cast at the Annual Meeting is required.

         Unless marked to the Contrary, the shares represented by the enclosed Proxy Card, if executed and returned, will be voted "FOR" approval of the 2009 Equity Compensation Plan.


Recommendation

THE BOARD OF DIRECTOS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE 2009 EQUITY COMPENSATION PLAN.

                        PROPOSALS FOR 2010 ANNUAL MEETING

         Any proposal that a shareholder wishes to have presented at the next annual meeting of shareholders, to be held in 2010, must be received no later than December 24, 2009. It is urged that any such proposals be sent by certified mail, return receipt requested to the Company, Attn: Keith Winchester, Executive Vice President.


                                  OTHER MATTERS

         The Board of Directors is not aware of any matters to be presented for action at the meeting other than as set forth herein. However, if any other matters properly come before the Meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

                                    Exhibit A

Article III of the Certificate of Incorporation is deleted in its entirety and replaced as follows:

                           "(A) The number of directors constituting the entire
                  Board of Directors shall be governed by the Bylaws of the Corporation. The Board of Directors shall be divided into three (3) classes, as nearly identical in number as the then total number of directors constituting the entire board permits, with the term of office of one class expiring each year. Upon adoption of this provision, the Board shall select the class into which each Director is assigned. At the first annual meeting of stockholders after adoption of this provision, directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting and directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. At each annual meeting of stockholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

A new Paragraph (B) to Article III to the Certificate of Incorporation is added to read in its entirety as follows

                           (B) None of the present or future directors of the
                  Corporation may be removed without cause by the shareholders of the Corporation. The term "cause" as used herein is defined to mean (i) conviction of the director of a felony, (ii) declaration by order of a court that the director is of unsound mind; (iii) breach of fiduciary duty involving personal profit which is proven by clear and convincing evidence to have been committed in bad faith; or (iv) violation of any final cease and desist order issued by any regulatory agency having jurisdiction over the Corporation or its business. The Board of Directors shall have the power to remove directors and to suspend directors pending a final determination that cause exists for removal.

                                    Exhibit B


A new Article X of the Certificate of Incorporation is added to read in its entirety as follows:

                           "(A) No proposed transaction resulting in a Business
                  Combination (as defined below) shall be valid unless first approved by the affirmative vote, cast in person or by proxy, of the holders of record of at least seventy-five percent (75%) of the outstanding shares of the capital stock of the Corporation entitled to vote thereon; provided, however, that if any such action has been approved prior to the vote of shareholders by a majority of the Corporation's Board of Directors, the affirmative vote of the holders of a majority of the outstanding shares of capital stock then entitled to vote on such matters shall be required.

                           (B) This Article X may not be amended except by the
                  affirmative vote, cast in person or by proxy, of the holders of record of at least seventy-five percent (75%) of the outstanding shares of the capital stock of the Corporation entitled to vote thereon.

                           (C) "Business Combination" as used herein shall mean
                  any of the following proposed transactions, when entered into by the Corporation or a subsidiary of the Corporation with, or upon a proposal by or on behalf of, any third party or a related entity:

                                    (i) the merger or consolidation of the
                           Corporation or any subsidiary of the Corporation;

                                    (ii) the sale, exchange, transfer or other
                           disposition (in one or a series of transactions) of substantially all of the assets of the Corporation or any subsidiary of the Corporation; or

                                    (iii) any offer for the exchange of
                           securities of another entity for the securities of the Corporation."

                                    Exhibit C

A new Article XI of the Certificate of Incorporation is added to read in its entirety as follows:

                  "No action required or permitted to be taken at a meeting of the shareholders may be taken upon the written consent of the shareholders without a meeting, without prior notice and without a vote to authorize such action, except by the unanimous consent of the shareholders."

                                    EXHIBIT D

A new Article XII of the Certificate of Incorporation is added to read in its entirety as follows:

                  "A quorum for the transaction of any business at an Annual or Special Meeting shall consist of Thirty Three and One-Third (1/3) Percent (33.33%) of the voting power of all shares of stock and/or other voting securities then outstanding which are present in person or by proxy, unless a separate vote by class or series or classes or series is required in which case at least Thirty Three and One-Third (1/3) Percent (33.33%) of the voting power of each such class or series must be present in person or by proxy to constitute a quorum for the transaction of any business.

                  Unless otherwise specified in the certificate or document creating the series or class, the affirmative vote of the majority of such quorum, in the aggregate or by class or by series as the case may be, will be deemed the act of the shareholders. If a statute requires that certain acts be affirmed by a vote of a majority of all outstanding stock or other voting securities, whether voting by class or series or in the aggregate, the Board of Directors may specify in the notice of the meeting that a quorum shall consist of not less than a majority of the issued and outstanding shares of stock, by class, series, or in the aggregate, as the case may be."

                                    EXHIBIT E

Article V of the Certificate of Incorporation is deleted in its entirety and replaced as follows:

                           "(A) The total authorized capital stock of the
                  Corporation shall be 11,000,000 shares, consisting of 10,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock which may be issued in one or more classes or series. The shares of Common Stock and the shares of Preferred Stock of each class or series shall be without nominal or par value, except that the amendment authorizing the initial issuance of any class or series of Preferred Stock, adopted by the Board of Directors as provided herein, may provide that shares of any class or series shall have a specified par value per share, in which event all of the shares of such class or series shall have the par value per share so specified.

                           (B) The Board of Directors of the Corporation is
                  expressly authorized from time to time to adopt and to cause to be executed and filed without further approval of the shareholders, amendments to this Certificate of Incorporation authorizing the issuance of one or more classes or series of Preferred Stock for such consideration as the Board of Directors may fix. In an amendment authorizing any class or series of Preferred Stock, the Board of Directors is expressly authorized to determine:

                                    (1) The distinctive designation of the class
                           or series and the number of shares which will constitute the class or series, which number may be increased or decreased (but not below the number of shares then outstanding in that class or above the total shares authorized herein) from time to time by action of the Board of Directors;

                                    (2) The dividend rate of the class or
                           series, whether dividends will be cumulative, and, if so, from what date or dates;

                                    (3) The price or prices at which, and the
                           terms and conditions on which, the shares of the class or series may be redeemed at the option of the Corporation;

                                     (4) Whether or not the shares of the class
                           or series will be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provisions relative to the operation thereof;

                                    (5) Whether or not the shares of the class
                           or series will be convertible into, or exchangeable for, any other shares of stock of the Corporation or other securities, and if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                                    (6) The rights of the shares of the class or
                           series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                                    (7) Whether or not the shares of the class
                           or series will have priority over, parity with, or be junior to the shares of any other class or series in any respect, whether or not the shares of the class or series will be entitled to the benefit of limitations restricting the issuance of shares of any other class or series having priority over or on parity with the shares of such class or series and whether or not the shares of the class or series are entitled to restrictions on the payment of dividends on, the making of other distributions in respect of, and the purchase or redemption of shares of any other class or series of Preferred Stock and/or Common Stock ranking junior to the shares of the class or series;

                                    (8) Whether the class or series will have
                           voting rights, in addition to any voting rights provided by law, and if so, the terms of such voting rights; and

                                    (9) Any other preferences, qualifications,
                           privileges, options and other relative or special rights and limitations of that class or series."

                                    EXHIBIT F

                                    PROPOSED
                        CORNERSTONE FINANCIAL CORPORATION

                          2009 EQUITY COMPENSATION PLAN

Section 1.  Purpose

                  The Cornerstone Financial Corporation 2009 Equity Compensation Plan (the "Plan") is hereby established to foster and promote the long-term success of Cornerstone Financial Corporation (the "Company"), the holding company of Cornerstone Bank (the "Bank"), and its shareholders by providing members of management, including employees and management officials, with an equity interest in the Company. The Plan will assist the Company in attracting and retaining the highest quality of experienced persons to serve as employees and Directors and in aligning the interests of such persons more closely with the interests of the Company's shareholders by encouraging such parties to maintain an equity interest in the Company.

Section 2.  Definitions

                  Capitalized terms not specifically defined elsewhere herein shall have the following meaning:

                  "Act" means the Securities Exchange Act of 1934, as amended from time to time, and any rules and regulations promulgated thereunder.

                  "Award" means the grant of Options or a Restricted Stock Award hereunder.

                  "Board" means the Board of Directors of the Company.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

                  "Common Stock" or "Stock" means the common stock, no par value per share, of the Company.

                  "Company" means Cornerstone Financial Corporation and any present or future subsidiary or parent corporations of Cornerstone Financial Corporation (as defined in Section 424 of the Code) or any successor to such corporations.

                  "Disability" shall mean the Participant's inability for a period of three (3) consecutive months, or for six (6) months during any twelve
(12) month period, to perform the requirements of the Participant's position with the Company due to physical or mental impairment; provided, however, with respect to a Participant who has been granted an Incentive Stock Option such term shall have the meaning set forth in Section 422(c)(6) of the Code. For purposes of Restricted Stock Awards under Section 8, "Disability" shall be as defined in Section 8.3(a)(1). The determination of whether a Disability exists will be made by the Board.

                  "Fair Market Value" means, with respect to shares of Common Stock, the fair market value as determined by the Board in good faith and in a manner established by the Board from time to time, taking into account such factors as the Board shall deem relevant, including the book value of the Common Stock and, to the extent there is an established trading market for the Common Stock, the market value of the Common Stock.

                  "Incentive Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan which is intended to meet the requirements of Section 422 of the Code.

                  "Management Official" means an employee of the Company, a non-employee member of the Board, a member of any advisory Board or any other service provider to the Company.

                  "Non-Qualified Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan which is not intended to be an Incentive Stock Option.

                  "Option" means an Incentive Stock Option or a Non-Qualified Stock Option granted hereunder.

                  "Participant" means a Management Official selected by the Board to receive an Option or Restricted Stock Award under the Plan.

                  "Plan" means the Cornerstone Financial Corporation 2009 Equity Compensation Plan.

                  "Restricted Stock Award" means a grant of shares of Common Stock pursuant to Section 8 hereof.

                  "Termination for Cause" means termination because of Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule regulation (other than traffic violations or similar offenses) or final cease and desist order issued by any regulatory agency having jurisdiction over the Participant or the Company.

Section 3.  Administration

                  (a) The Plan shall be administered by the Board. Among other things, the Board shall have authority, subject to the terms of the Plan, to grant Awards, to determine the type of Award granted, to determine the individuals to whom and the time or times at which Awards may be granted, to determine whether Options are to be Incentive Options or Non-Qualified Stock Options (subject to the requirements of the Code, which provide that only employees may receive Incentive Options and subject to the limitation contained in Section 5 regarding the number of Non-Qualified Stock Options which may be granted), to determine the terms and conditions of any Award granted hereunder, including whether to impose any vesting period, and if the Award is an Option, the exercise price thereof, subject to the requirements of this Plan.

                  (b) Subject to the other provisions of the Plan, the Board shall have authority to adopt, amend, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Award and to decide all disputes arising in connection with the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any grant agreement in the manner and to the extent it shall deem appropriate to carry the Plan into effect, in its sole and absolute discretion. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

                  (c) The Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

Section 4.  Eligibility and Participation

                  Management Officials of the Company shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board, in its sole discretion, from among those eligible, and the Board shall determine in its sole discretion the numbers of shares to be covered by the Award or Awards granted to each Participant. Options intended to qualify as Incentive Stock Options shall be granted only to persons who are eligible to receive such options under Section 422 of the Code; i.e., employees of the Company.

Section 5.  Shares of Stock Available for Options

                  (a) The maximum number of shares of Common Stock which may be issued under the Plan is __________ subject to the adjustments as provided in this Section 5 and Section 10, to the extent applicable. If an Award granted under this Plan expires or terminates before exercise or is forfeited for any reason, without a payment in the form of Common Stock being granted to the Participant, the shares of Common Stock subject to such Award, to the extent of such expiration, termination or forfeiture, shall again be available for subsequent Award grant under the Plan.

                  (b) In the event that any stock dividend, stock split, reverse stock split or combination, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted or made available under the Plan to Participants, the Board shall proportionately and appropriately adjust equitably any or all of (i) the maximum number and kind of shares of Common Stock in respect of which Awards may be granted under the Plan to Participants, (ii) the number and kind of shares of Common Stock subject to outstanding Options held by Participants, and
(iii) the exercise price with respect to any Options held by Participants, without changing the aggregate purchase price as to which such Options remain exercisable, and if considered appropriate, the Board may make provision for a cash payment with respect to any outstanding Options held by a Participant, provided that no adjustment shall be made pursuant to this Section if such adjustment would cause the Plan to fail to comply with Section 422 of the Code with regard to any Incentive Stock Options granted hereunder or fail to comply with the requirements of Rule 16b-3 under the Act or any successor or replacement regulation. No fractional Shares shall be issued on account of any such adjustment.

                  (c) Any adjustments under this Section will be made by the Board, whose determination as to what adjustments, will be made and the extent thereof will be final, binding and conclusive.

Section 6.  Non-Qualified Stock Options

                  6.1      Grant of Non-Qualified Stock Options.

                  Subject to the provisions hereof, the Board may, from time to time, grant Non-Qualified Stock Options to Participants upon such terms and conditions as the Board may determine, and may grant Non-Qualified Stock Options in exchange for and upon surrender of previously granted Options under this Plan. Non-Qualified Stock Options granted under this Plan are subject to the following terms and conditions:

                  (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Qualified Stock Option shall be determined by the Board on the date the option is granted. The purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant or the par value of the Common Stock, whichever is greater. Shares may be purchased only upon full payment of the purchase price.

                  (b) Terms of Options. The term during which each Non-Qualified Stock Option may be exercised shall be determined by the Board, but in no event shall a Non-Qualified Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant.

                  (c) Termination of Service. Except as provided herein, unless otherwise determined by the Board, upon the termination of the service of a Participant who is not an employee for any reason other than Disability, death or Termination for Cause, the Participant's Non-Qualified Stock Options shall be exercisable only as to those shares which were immediately exercisable by the participant at the date of termination and only for one (1) year from the date of such termination. In the event of death or termination of service of a Participant who is not an employee as a result of Disability of the Participant, all Non-Qualified Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives, or beneficiaries of the Participant for one (1) year from the date of such termination. Upon the termination of the service of a Participant who is a common law employee of the Company for any reason other than Disability, death or Termination for Cause, the Participant's Non-Qualified Stock Options shall be exercised only as to those shares which were immediately exercisable by the Participant at the date of termination and only for a period of three (3) months following termination. In the event of death or termination of service of a Participant who is a common law employee of the Company as a result of Disability of any such Participant, all Non-Qualified Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for one (1) year or such longer period as is determined by the Board following the date of the Participant's death or termination of service due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Qualified Stock Option term. Notwithstanding any other provisions set forth herein to the contrary nor any provision contained in any agreement relating to the award of an option, in the event of a Termination for Cause, all of the Participant's Non-Qualified Stock Options shall immediately expire upon such Termination for Cause and shall not be exercisable, regardless of whether such Non-Qualified Stock Options were vested.

                  (d) Transferability. Except as provided for hereunder, no Option granted under the Plan shall be assignable or transferable by a Participant, and any attempted disposition thereof shall be null and void and of no effect. Nothing contained herein shall be deemed to prevent transfers by will or by the applicable laws of descent and distribution.

Section 7.  Incentive Stock Options

                  7.1      Grant of Incentive Stock Options.

                  The Board may, from time to time, grant Incentive Stock Options to Management Officials who are employees of the Company. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

                  (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant or the par value of the Common Stock, whichever is higher. However, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Stock, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant or the par value of the Common Stock, whichever is greater. Shares may be purchased only upon payment of the full purchase price.

                  (b) Amounts of Options. Incentive Stock Options may be granted to any Management Official who is an employee of the Company in such amounts as determined by the Board. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option first becomes exercisable) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000. The provisions of this Section 7.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award is in excess of such limit, it shall be deemed a Non-Qualified Stock Option. The Board shall have discretion to redesignate options granted as Incentive Stock Options as Non-Qualified Options.

                  (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Board, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten
(10) years from the date of grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Common Stock representing more than ten percent (10%) of the total combined voting power of the Company (or, under Section 422(d) of the Code, is deemed to own Common Stock representing more than ten percent (10%) of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five (5) years from the date of grant.

                  (d) Termination of Service. Except as provided in Section 7.1(e) hereof, upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Incentive Stock Options which are then exercisable at the date of termination may only be exercised by the Participant for a period of three (3) months following termination. Notwithstanding any provisions set forth herein nor contained in any Agreement relating to an award of an Option, in the event of Termination for Cause all rights under the Participant's Incentive Stock Options shall expire immediately upon termination, and such Incentive Stock Options shall not be exercisable.

                  Unless otherwise determined by the Board, in the event of death or termination of service as a result of Disability of any Participant, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or beneficiaries of the Participant for one (1) year following the date of the participant's death or termination of employment as a result of Disability. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

                  (e) Transferability. No Incentive Option granted under the Plan shall be assignable or transferable by a Participant, except pursuant to the laws of descent and distribution, and any attempted distribution shall be null and void and of no effect.

                  (f) Compliance with Code. The options granted under this
Section 7 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any option as an incentive stock option within the meaning of Section 422 of the Code. A Participant shall notify the Board in writing in the event that he disposes of Common Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he received Common Stock upon the exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it will be entitled in such event under the Code.

Section 8. Restricted Stock

                  8.1      Grant of Restricted Stock Awards

                  (a) Grants. The Board may grant Restricted Stock Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to require forfeiture of such shares from the Participant in the event that conditions specified by the Board in the applicable Restricted Stock Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Restricted Award. During the restricted period, shares constituting a Restricted Stock Award may not be transferred, although a Participant shall be entitled to exercise other indicia of ownership, including the right to vote such shares and receive any dividends declared on such shares.

                  (b) Terms and Conditions. Subject to Section 8.2, the Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for forfeiture.

                    (c) Stock Certificates. The Company may cause shares issued as part of a Restricted Stock Award to be issued in either book entry form or certificated form. Shares issued in book entry form will be maintained in an account at the Company's transfer agent, and only released to a Participant upon satisfaction of any required restrictions. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

                  8.2      Distribution of Restricted Stock Awards


                   (a) Restricted Stock Awards shall not be distributed and the restrictions pertaining to such award shall not expire earlier than -

                                    (1) upon the completion or satisfaction of
the conditions specified by the Board in the Award;

                                    (2) a Participant's separation from service;

                                    (3) the date a Participant becomes disabled
(as defined in Section 8.3(b));

                                    (4) upon the death of a Participant;

                                    (5) a change in the  ownership or effective
control of the Company, or in the ownership of a substantial portion of the assets of the Company, as described in Section 10(c) or, if in conflict therewith, to the extent necessary, by the Secretary of Treasury under regulations issued under Code section 409A; or

                                    (6) upon the occurrence of an unforeseeable
emergency.

                  (b) A payment of a Participant's vested interest in a Restricted Stock Award may, in the discretion of the Board, be made in the event of a Participant's Disability, upon the occurrence of a Change-in-Control (as defined in the Grant Agreement evidencing any Award) or Unforeseeable Emergency (as defined below). Payments in settlement of a Participant's vested interest in a Restricted Stock Award shall be made as soon as practicable after such occurrence or after the Participant otherwise vests in such award. For the purposes of section 409A of the Code, the entitlement to a series of installment payments will be treated as the entitlement to a single payment.

                  (c) Other provisions of the Plan notwithstanding, if, upon the written application of a Participant, the Board determines that the Participant has an unforeseeable emergency (as defined in Section 8.3(b)), the Board may, in its sole discretion, direct the payment to the Participant of all or a portion of the balance of his or her vested interest in a Restricted Stock Award in a lump sum payment, provided that any such withdrawal shall be limited by the Board to the amount reasonably necessary to meet the emergency, including amounts needed to pay any income taxes or penalties reasonably anticipated to result from the payment. No payment may be made to the extent that such emergency is or may be relieved through reimbursement or compensation from insurance or otherwise, by liquidation of the Participant's assets or to the extent the liquidation of such assets would not cause severe financial hardship.

                  (d) The Board may not otherwise permit the acceleration of the time or schedule of any vesting of a Restricted Stock award scheduled to be paid pursuant to the Plan, unless such acceleration of the time or schedule is (i) necessary to fulfill a domestic relations order (as defined in section 414(p)(1)(B) of the Code) or to comply with a certificate of divestiture (as defined in section 1043(b)(2) of the Code), (ii) de minimis in nature (as defined in regulations promulgated under section 409A of the Code), (iii) to be used for the payment of FICA taxes on amounts deferred under the Plan, or (iv) equal to amounts included in the federal personal taxable income of the Participant under section 409A of the Code.


                  8.3      Definitions for Restricted Stock Awards

                  (a) For purposes of this Section 8, the following definitions shall apply-

                           (1) "Disability" shall mean (i) the inability of a
Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) if the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company.

                           (2) "Unforeseeable Emergency" shall mean a severe
financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant's spouse, or a dependent (as defined in Code section 152(a)) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.


Section 9.  Extension

                  The Board may, in its sole discretion, extend the dates during which all or any particular Option or Options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause Non-Qualified Stock Options or Incentive Stock Options issued under the Plan to fail to comply with Section 409A or 422 of the Code. An election to defer the lapse of restrictions on a Restricted Stock Award shall not take effect until at least twelve (12) months after the date on which the election is made and in the event that an election to defer the lapse of restrictions is made other than in the event of death, disability or the occurrence of an unforeseeable emergency, payment of such award must be deferred for a period of not less than five (5) years from the date that restrictions would have otherwise lapsed.

Section 10.  General Provisions Applicable to Awards

                  (a) Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

                  (b) Each Award may be granted alone, in addition to or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of grant or at any time thereafter.

                  (c) In the event of a consolidation, reorganization, merger or sale of all or substantially all of the assets of the Company, in each case in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board will provide for any one or more of the following actions, as to outstanding Awards: (i) provide that such Awards shall be assumed, or equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the Participants, provide that all unexercised Options will terminate immediately prior to the consummation of such transaction unless exercised (to the extent then exercisable) by the Participant within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Options in exchange for the termination of such Options, or (iv) provide that all or any outstanding Awards shall become exercisable in full, or that the restrictions on such Awards shall lapse, immediately prior to such event.

                  (d) For purposes of the Plan, the following events shall not be deemed a termination of service of a Participant:

                           (i) a transfer to the employment of the Company from
                  a subsidiary or from the Company to a subsidiary, or from one subsidiary to another, or

                           (ii) an approved leave of absence for military
                  service or sickness, or for any other purpose approved by the Company, if the Participant's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board otherwise so provides in writing.

                  (e) The Board may at any time, and from time to time, amend, modify or terminate the Plan or any outstanding Award held by a Participant, including substituting therefore another Award of the same or a different type or changing the date of exercise or realization, provided that the Participant's consent to each action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant, and further provided that no amendment increasing the number of shares subject to the Plan or decreasing the exercise price for any Option provided for under the Plan may be effectuated without the approval of the shareholders of the Company; provided, however, that no such amendment or modification will be effective if such amendment or modification would cause the Plan to fail to comply with the requirements of Rule 16b-3 under the Act or any successor or replacement regulation.

                  (f) The Board may, in its sole discretion, terminate the Plan (in whole or in part) with respect to one or more Participants and distribute to such affected Participants their vested interest in any Restricted Stock award in a lump sum as soon as reasonably practicable following such termination, but if, and only if, (i) all nonqualified defined contribution deferred compensation plans maintained by the Company and its Affiliates are terminated, (ii) no payments other than payments that would be payable under the terms of the Plan if the termination had not occurred are made within twelve (12) months of the termination of the Plan, (iii) all payments of the vested interest in Restricted Stock awards are made within twenty-four (24) months of the termination of the Plan, and (iv) the Company acknowledges to the Participants that it will not adopt any new nonqualified defined contribution deferred compensation plans at any time within five (5) years following the date of the termination of the Plan.


Section 11.  Miscellaneous

                  (a) No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or service on the Company's Board. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

                  (b) Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements.

                  (c) Subject to the provisions of the applicable Award, no Participant shall have any rights as a shareholder (including, without limitation, any rights to receive dividends, or non-cash distributions with respect to such shares) with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof.

                  (d) Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

                  (e) No member of the Board shall be liable for any action or determination taken or granted in good faith with respect to this Plan nor shall any member of the Board be liable for any agreement issued pursuant to this Plan or any grants under it. Each member of the Board shall be indemnified by the Company against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.

                  (f) Awards may not be granted under the Plan more than ten
(10) years after approval of the Plan by the Company's Shareholders, but then outstanding Awards may extend beyond such date.

                  (h) To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of New Jersey.

                  (i) A Participant in the Plan shall have no right to receive payment (in any form) with respect to his or her restricted Stock award until legal and contractual obligations of the Company relating to establishment of the Plan and the making of such payments shall have been complied with in full. In addition, the Company shall impose such restrictions on stock delivered to a Participant hereunder and any other interest constituting a security as it may deem advisable in order to comply with the Securities Act of 1933, as amended, the requirements of any stock exchange or automated quotation system upon which the stock is then listed or quoted, any applicable state securities laws, any provision of the Company's certificate of incorporation or bylaws, or any other law, regulation, or binding contract to which the Company is a party.

                        CORNERSTONE FINANCIAL CORPORATION


                               REVOCABLE PROXY FOR

                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 20, 2009

                  Solicited on Behalf of the Board of Directors


         The undersigned hereby appoints the Board of Directors of Cornerstone Financial Corporation (the "Company"), and each of them to vote all of the shares of the Company standing in the undersigned's name at the Annual Meeting of Shareholders of the Company, to be held at the corporate headquarters of the Company, 6000 Midlantic Drive, Suite 120S, Mt. Laurel, New Jersey 08054, and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.


         The Board of Directors recommends approval of the following proposals.

         1. Election of the following seven (7) nominees to each serve on the Board of Directors for the terms set forth in the accompanying proxy statement: George W. Matteo, Jr., J. Mark Baiada, J. Richard Carnall, Gaetano P. Giordano, Ronald S. Murphy, and Bruce Paparone.

                  |_|      FOR ALL NOMINEES

                  TO WITHHOLD AUTHORITY FOR ANY OF THE ABOVE NAMED NOMINEES, PRINT THE NOMINEE'S NAME(S) ON THE LINE BELOW:

                  -----------------------------------------------------------

                  |_|      WITHHOLD AUTHORITY FOR ALL NOMINEES

         2. An Amendment to the Company's Certificate of Incorporation to classify the Board of Directors into three classes and to prevent removal of the Directors by shareholders without cause;

                  |_|      FOR
                  |_|      AGAINST
                  |_|      ABSTAIN

         3. An Amendment to the Company's Certificate of Incorporation to provide that approval of any merger, consolidation or sale of substantially all of the assets of the Company which has not been approved in advance by the Board of Directors of the Company will require the affirmative vote of 75% of the Company's outstanding shares of common stock and to further require an affirmative vote of 75% of the outstanding common stock to amend this super-majority voting provision;

                  |_|      FOR
                  |_|      AGAINST
                  |_|      ABSTAIN


         4. An Amendment to the Company's Certificate of Incorporation to require that any shareholder action taken by written consent rather than at a meeting be by unanimous consent;

                  |_|      FOR
                  |_|      AGAINST
                  |_|      ABSTAIN


         5. An Amendment to the Company's Certificate of Incorporation to setting the quorum for action by shareholders at a meeting at one-third (1/3) of the issued and outstanding shares;

                  |_|      FOR
                  |_|      AGAINST
                  |_|      ABSTAIN


         6. An Amendment to the Company's Certificate of Incorporation to provide for 1,000,000 shares of series preferred stock, the terms, conditions and designations of which may be set by the Board of Directors at the time of issuance;

                  |_|      FOR
                  |_|      AGAINST
                  |_|      ABSTAIN


         7. The approval of Cornerstone Financial Corporation 2009 Equity Compensation Plan; and

                  |_|      FOR
                  |_|      AGAINST
                  |_|      ABSTAIN


         8. Such other business as shall properly come before the Annual
Meeting.

Dated:                          , 2009.
      --------------------------

                                                     ---------------------------
                                                     Signature

                                                     ---------------------------
                                                     Signature


(Please sign exactly as your name appears. When signing as an executor, administrator, guardian, trustee or attorney, please give your title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in joint name, all joint owners should sign.)


PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.




                                       44